WEITZ SERIES FUND, INC.

Hickory Fund

Q U A R T E R L Y

R E P O RT

December 31, 2001

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEHIX

Annual Shareholder Information Meeting: Please mark your calendars for May 28, 2002. The meeting will be held at the Scott Conference Center located on the University of Nebraska at Omaha Aksarben campus and will begin at 4:30. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the Fund for the one and five year periods ended December 31, 2001, and for the period since inception, calculated in accordance with the SEC standardized formulas.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 2001	–4.6%	–11.8%	7.2%

Dec. 31, 2000	–17.2	–9.1	–8.1

Dec. 31, 1999	36.7	21.0	15.7

Dec. 31, 1998	33.0	28.6	4.4

Dec. 31, 1997	39.2	33.4	5.8

Dec. 31, 1996	35.4	22.9	12.5

Dec. 31, 1995	40.5	37.5	3.0

Dec. 31, 1994	–17.3	1.3	–18.6

Dec. 31, 1993 (9 months)	20.3	5.5	14.8

Since Inception (April 1, 1993)
Cumulative	277.6	200.6	77.0

Compound Annual
Average Return	16.4	13.4	3.0

The Fund’s average annual total return for the one and five years ended December 31, 2001, and for the period since inception (April 1, 1993) was –4.6%, 14.8% and 16.4%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through December 31, 2001, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $94,397 on December 31, 2001.

Average Annual Total Returns

	1 Year	5 Years	Since Inception (April 1, 1993)

Hickory Fund	–4.6%	14.8%	16.4%
Standard & Poor’s 500 Index	–11.8%	10.7%	13.4%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

WEITZ SERIES FUND, INC. — HICKORY FUND
December 31, 2001 – Quarterly Report

January 12, 2002

Dear Fellow Shareholder:

     The stock market, and our investments in Hickory, staged a strong rally during the fourth quarter, erasing a large fraction of the losses from the third quarter. The value of a Hickory share gained 24.0% during the quarter. The S&P 500’s total return for the same period (including reinvested dividends) was 10.7%. Nevertheless, 2001 ended as a losing year, both for Hickory and for most of the major averages. Over the last twelve months, Hickory’s total return was –4.6%, while the S&P 500’s total return was –11.8%. According to Lipper, the average growth mutual fund had a total return of –16.8% over the same twelve month period.

Review and Outlook

     2001 was a difficult year for most U.S. stock investors. For many people, it probably felt worse than it actually was. Because 2000 was a bad year, many began the year with high hopes for a rebound. Then, not only did the expected bounce fail to materialize, the events of September 11th helped drive stocks down to even lower levels. When a recovery finally arrived during the fourth quarter, it was insufficient to erase all of the losses that had been generated earlier in the year.

     Two losing years in a row for the stock market are rare, but by no means unprecedented. The point has been made in these letters many times, but it bears repeating once more—stock investing is best thought of as a long term activity. It is inherently riskier and less predictable than investing in bonds or a savings account. However, over longer periods of time, in exchange for the risk they take on, stock investors have generally been rewarded with higher average returns than were available from other asset classes. But these rewards have always been uneven and, to a large extent, unpredictable in the short run. Temporarily losing ground is part of the game. From this perspective, the fact that 2001 ended as a down year is neither surprising nor alarming.

     Given this environment, how should we think about Hickory’s year? Looking at the year as a whole, a mixed assessment seems appropriate. There are certainly some negative factors that should be mentioned. First, it is relevant to point out that we lost money. Second, some specific investments performed poorly during the year. Examples in this category include Level 3 Communications, where the best that could be concluded is that we were early, and American Classic Voyages, which is no longer part of our portfolio but was a major contributor to our losses in 2001.

     Hickory’s year also had several bright spots. A number of stocks had good years, including several financial stocks and a variety of stocks in other sectors, such as Labor Ready, Harrah’s Entertainment, and Quanex. In addition, over a relatively short period like a year, an important criteria for judging Hickory’s results is to look at how we have done relative to the U.S. stock market. In my view the best way of measuring the U.S. stock market is the S&P 500 with dividends reinvested. Based upon that criteria, our year was not really bad at all. Hickory outperformed the S&P by more than 7 percentage points, which is more than twice the Fund’s long term record of beating the S&P 500 by 3 percentage points per year.

     But you might ask why relative performance is so important. Or, as some have been known to say, “You can’t eat relative performance.” This is absolutely true, and totally consistent with my long term objectives for Hickory. My goal is to make you, the Hickory shareholders, as rich as I can over time. I know many of you prefer that we never lose money over the course of a year (or quarter, or month, or day). While I agree it would be nice to generate high long term returns without ever losing money, I have never figured out how to do it. To me, investing is like canoeing in a river with a wildly variable current. Sometimes the water in the river moves ahead smartly, sometimes the water stagnates, and sometimes the water even goes backwards. If your objective is to go as far down the river as you can, it doesn’t seem reasonable to measure your progress based on the distance you traveled over a short period of time. Instead it makes more sense to see how far you have come relative to the river current. If you are generally going faster than the river, over time your advantage will become clear. In other words, over a long period of time it is absolute performance that matters, but you can gauge how you are doing toward meeting that goal by looking at relative performance.

     It is also important to compare our results to the right standard. The choice of the S&P 500 as our benchmark is based on several factors. I assume that investors in Hickory have a long term investment horizon, want to maximize long term returns, and are choosing among U.S. financial assets. Among the three major asset classes (stocks, bonds, and cash), stocks have the best long term record and thus make the most demanding, and relevant, comparison. Finally, among stock market indices, the S&P 500 is an appropriate benchmark because it is widely used and represents a large fraction of the stock market. It is also relevant because many S&P 500 index funds are available.

     Some think that Hickory should be compared to a narrower style specific index such as small-cap value or mid-cap blend. In my view those who think that way are confusing philosophy and objectives. Our philosophy has been described many times and can be summarized as buying growing value, priced at a discount. But because our objective is to maximize returns over time, we will pursue our philosophy by buying whatever stocks (large or small, high PE or low PE) appear to best meet our objectives at the time. All of our decisions are made from the perspective of the long-term value of a potential investment, but the companies we buy often don’t look like traditional value stocks.

     Finally, some would say that Hickory should be judged on the basis of certain past investments which have performed poorly. I think they would be happier if, for example, we had never purchased Imperial Credit, or if we had sold all of our shares so they wouldn’t have to look at how poorly it has performed. I, too, would rather have all our investments work perfectly, and I try very hard to learn from my mistakes. It is not, however, my goal to eliminate all our losing investments. I believe a key to our long-term success is our willingness to take appropriate risks when the potential rewards are sufficiently large. And when you take risks, sometimes you lose. As long as the overall results are good, occasional losses are an expected side effect, not a cause for concern.

     As to Imperial, I tend not to spend much time in these letters talking about past sins that have become small portions of our portfolio. In previous letters, much has been said about Imperial (most recently in the September 30, 2000 Hickory report), but it might be helpful to quickly review Imperial from a slightly different angle. For this purpose, I want to go back to a year ago and look at two common stocks in our portfolio, Imperial Credit and Novastar Financial. (For this analysis I am ignoring our investment in the preferred stock of Novastar Financial.) At the beginning of 2001, the market value of each position was less than $2 million, or about 0.4% of Hickory’s assets. The cost of each position was significantly above the current market price. The decision I needed to make then was whether I should continue to hold these stocks or sell and redeploy the cash proceeds into something different. In both cases buying more was not really an option. Three comments are relevant about this type of decision. First, it is a decision that must be made every day about every stock in our portfolio. Second, these particular decisions were not the most significant I have made. Because the positions had become small, the ability of either stock to have a large effect on our investment results was limited. Finally, and most importantly, it is my goal to make these decisions on the basis of investment merits, not on how the decisions might be perceived.

     In the case of these two stocks, I decided to hold on. Compared to prices at the time, both stocks appeared to have sufficient value to justify patience. In these two particular cases, the decisions to wait worked out reasonably well. Imperial ended 2001 at virtually the same price it started. There was effectively no opportunity cost to waiting to see if the company could turn around. This fall I trimmed our position somewhat in order to realize taxable losses, offsetting gains realized from other stocks. Novastar turned out much better. During 2001, the price of Novastar common stock rose from less than $4 per share to almost $18. During the last three months I have begun to trim our holdings because our total exposure to Novastar (including the preferred) has become more sizable. The point of this example is not to show how my decisions are always right (they aren’t), but to provide some insight as to why small losing positions continue to show up in our portfolio.

     In summary, 2001 was far from a perfect year for our investments, but I’ll take it. If Hickory continues to outperform the S&P 500, I will be quite satisfied. To me, the end result is what counts, not the ups and downs and the successes and failures that lead to that result. I realize, however, that this approach is not for everyone. If you find that you are uncomfortable with Hickory’s performance profile, maybe you should commit a smaller fraction of your assets to Hickory, or maybe this isn’t the right investment for you.

     As to the future, my short term outlook is as cloudy as ever, and my long term outlook has not changed much over the last year or two. I continue to believe that the stock market is an attractive place to make long term investments. I don’t expect stock investing will be nearly as profitable during the next ten years as it was during the last ten, but it should still be better than the alternatives. I continue to have confidence in the long-term potential of our investments and our approach with Hickory will continue as always. We will concentrate our investments on growing value, priced at a discount. This approach has worked well in the past, and I remain comfortable it will yield good results in the future. That is why I personally continue to have all of my investable assets invested in Hickory.

     Thank you for your continuing support.

Sincerely,

Richard F. Lawson Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities
December 31, 2001
(Unaudited)

Shares or units		Cost	Value

	COMMON STOCKS — 92.6%
	Auto Services — 4.1%
1,007,800	Insurance Auto Auctions, Inc.* †	$13,006,008	$14,623,178

	Cable Television — 8.2%
940,183	Adelphia Communications Corp. CL A*	23,501,482	29,314,906

	Consumer Products and Services — 5.5%
1,285,400	Six Flags, Inc.*	21,326,924	19,769,452

	Diversified Industries — 0.3%
54,700	Lynch Corp.*	1,953,299	984,600

	Financial Services — 12.5%
506,600	AmeriCredit Corp.*	7,235,562	15,983,230
50	Berkshire Hathaway, Inc. CL A*	3,493,400	3,780,000
433,200	Capital One Financial Corp.	11,144,361	23,371,140
3,435,400	Imperial Credit Industries, Inc.* †	40,891,889	1,580,284

		62,765,212	44,714,654

	Health Care — 3.5%
442,800	Lincare Holdings, Inc.*	5,576,857	12,686,220

	Lodging and Gaming — 4.2%
404,800	Harrah’s Entertainment, Inc.*	5,891,725	14,981,648

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Media and Entertainment — 4.0%
340,000	Liberty Media Corp. – A*	$4,924,000	$4,760,000
274,650	Valassis Communications, Inc.*	5,055,022	9,783,033

		9,979,022	14,543,033

	Metal Processing and Fabrication — 7.0%
886,000	Quanex Corp. †	14,621,142	25,073,800

	Mortgage Banking — 1.3%
418,200	Resource Bancshares Mtg. Grp., Inc.	4,610,389	4,792,572

	Printing Services — 5.0%
4,346,500	Mail-Well, Inc.* †	45,393,786	17,820,650

	Real Estate Investment Trusts — 8.2%
879,332	Fortress Investment Corp. † #	15,432,206	17,903,199
21,807	Healthcare Financial Partners Units** #	2,175,248	1,090,350
413,900	NovaStar Financial, Inc.†	7,263,109	7,412,949
123,900	Redwood Trust, Inc.	2,445,532	3,002,097

		27,316,095	29,408,595

	Retail Discount — 4.3%
1,490,200	Big Lots, Inc.	22,575,985	15,498,080

	Satellite Services — 5.1%
2,530,900	Loral Space & Communications, Ltd.*	17,191,281	7,567,391
2,562,400	Orbital Sciences Corp.* †	44,026,709	10,582,712

		61,217,990	18,150,103

WEITZ SERIES FUND, INC. — HICKORY FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Telecommunications Services — 12.4%
1,013,232	Centennial Communications Corp. *	$4,698,899	$10,375,496
1,754,800	Level 3 Communications, Inc.*	27,283,666	8,774,000
102,400	Lynch Interactive Corp.*	2,758,248	7,065,600
357,400	Rural Cellular Corp. CL A*	14,965,978	7,952,150
102,400	Sunshine PCS Corp. CL A*	1,024	168,960
18,400	Telephone and Data Systems, Inc.	589,722	1,651,400
309,200	Western Wireless Corp. CL A*	9,936,281	8,734,900

		60,233,818	44,722,506

	Temporary Employment Services — 7.0%
4,911,800	Labor Ready, Inc.* †	48,086,198	25,099,298

	Total Common Stocks	428,055,932	332,183,295

	CONVERTIBLE PREFERRED STOCKS — 4.3%
871,429	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative † #	5,768,793	15,607,293

Face amount

	SHORT-TERM SECURITIES — 2.3%
$8,332,107	Wells Fargo Government Money Market Fund	8,332,107	8,332,107

	Total Investments in Securities	$442,156,832	356,122,695

	Other Assets Less Liabilities — 0.8%		2,727,764

	Total Net Assets — 100%		$358,850,459

	Net Asset Value Per Share		$26.26

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security.
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

Board of Directors
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
    Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President
    Richard F. Lawson, Vice-President

Investment Adviser
    Wallace R. Weitz & Company

Distributor
    Weitz Securities, Inc.

Custodian
    Wells Fargo Bank Minnesota,
    National Association

Transfer Agent and Dividend Paying Agent
    Wallace R. Weitz & Company

Sub-Transfer Agent
    National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/25/2002